UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2023

Information Services Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33287	20-5261587
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

2187 Atlantic Street

Stamford, CT 06902

(Address of principal executive offices)

(203) 517-3100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Common Stock, $0.001 par value	III	The Nasdaq Stock Market LLC

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 27, 2023, Information Services Group, Inc. (“ISG” or the “Company”) held its 2023 Annual Meeting of Stockholders. Of the 48,408,104 shares outstanding and entitled to vote, 41,961,982 shares were represented at the meeting in person or by proxy, or an approximately 86.68% quorum. The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1: Election of Directors. The stockholders elected Neil G. Budnick and Gerald S. Hobbs as directors to hold office until the 2026 Annual Meeting of Stockholders and until their successors have been elected and have qualified to hold such office. The results of the election for each director are as follows:

Directors	Votes Cast For	Votes Withheld	Broker Non-Votes
Neil G. Budnick	37,194,948	1,580,406	3,186,628
Gerald S. Hobbs	35,151,274	3,624,080	3,186,628

Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for 2023. The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023. The voting results are as follows:

For	Against	Abstain
41,567,687	390,974	3,321

Proposal 3: Non-Binding Advisory Vote on Executive Compensation. The stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as described in the Proxy Statement. The voting results are as follows:

For	Against	Abstain	Broker Non-Votes
33,846,627	4,750,498	178,229	3,186,628

Proposal 4: Non-Binding Advisory Vote on Frequency of Vote on Executive Compensation. The stockholders approved “one year” in a non-binding advisory vote, with respect to how frequently a stockholder vote to approve the compensation paid to our named executive officers should occur. The voting results are as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
36,988,398	15,363	1,600,324	171,269	3,186,628

In accordance with Item 5.07(d) of Form 8-K, in light of these results, the Company now reports that it has determined that it will hold a non-binding advisory vote on executive compensation every year until the next required stockholder non-binding advisory vote on this matter, which, in accordance with applicable law, will occur no later than the Company’s Annual Meeting of Stockholders in 2029, unless the Board of Directors of the Company otherwise determines that a different frequency for such advisory votes is in the best interests of the stockholders of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2023	INFORMATION SERVICES GROUP, INC.

	By:	/s/ Michael P. Connors
Michael P. Connors
Chairman and Chief Executive Officer

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